UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2008

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KRISPY KREME DOUGHNUTS, INC.
(Exact name of registrant as specified in its charter)

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North Carolina	001-16485	56-2169715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

370 Knollwood Street, Winston-Salem, North Carolina 27103
 (Address of principal executive offices)

Registrant’s telephone number, including area code: (336) 725-2981

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On May 13, 2008, Krispy Kreme Doughnut Corporation, an operating subsidiary of Krispy Kreme Doughnuts, Inc. (the “Company”), entered into an agreement with BakeMark USA LLC of Pico Rivera, California pursuant to which BakeMark will distribute doughnut mix, other ingredients and supplies to substantially all Krispy Kreme Company-owned and franchise shops located west of the Mississippi River.  As indicated in the Company’s most recent Annual Report on Form 10-K, Krispy Kreme plans not to renew the lease for its California distribution center, which has been distributing mix, ingredients and supplies to the majority of these locations.  Krispy Kreme currently plans to exit the California facility by August 31, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME DOUGHNUTS, INC.
Dated: May 19, 2008
By: /s/ Douglas R. Muir

Douglas R. Muir
Chief Financial Officer